EXHIBIT 10.2

THIRD AMENDMENT TO MASTER LEASE AGREEMENT

THIS THIRD AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) dated this 15th day of April, 2008 is made and entered into by and between WAL-MART STORES EAST, LP, a Delaware limited partnership, WAL-MART STORES, INC., a Delaware corporation, WAL-MART LOUISIANA, LLC, a Delaware limited liability company, and WAL-MART STORES TEXAS, LLC, a Texas limited liability company (collectively, “Landlord”) and CPI CORP. (“Tenant”).

RECITALS

WHEREAS, Landlord and Portrait Corporation of America, Inc. (“PCA”) entered into that certain Master Lease Agreement (the “Master Lease”) effective June 8, 2007;

WHEREAS,  PCA assigned its rights and obligations under the Master Lease to Tenant pursuant to that certain First Amendment to Master Lease Agreement effective June 20, 2007 (the “First Amendment”);

WHEREAS, Landlord and Tenant entered into a Second Amendment to Master Lease Agreement on August 20, 2007 wherein Paragraph 8.a.(2) of Appendix 1 replaced February 1, 2007 with June 8, 2007; and

WHEREAS, Landlord and Tenant now desire to modify the Master Lease in accordance with the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and promises contained herein, and other good and valuable consideration, the receipt and sufficiency and validity of which are hereby acknowledged, Retailer and Licensee agree as follows:

AGREEMENT

1. Accuracy of Recitals.  The foregoing recitals are true and correct and are hereby incorporated into this Amendment as set forth herein.

2. Definitions.  Capitalized terms used in this Amendment without definition shall have the meaning assigned to such terms in the Master Relationship Agreement as amended, unless the context expressly requires otherwise.

3. Amendment.  This Master Lease is amended as follows:

a.	Section 1.1.H of the Master Lease is hereby deleted and replaced by the following:

“Leased Premises” means the area of the Store designated in Section A-1 of each fully executed Attachment A of this Master Relationship Agreement leased to Licensee by Retailer subject to the terms and conditions of the Master Lease.

b.	Section 1.1.K of the Master Lease is hereby deleted and replaced by the following:

“Store” or “Stores” means the “Wal-Mart” retail stores operated by Landlord designated on Exhibit A attached hereto and incorporated herein.  Exhibit A in the form attached hereto is hereinafter added to the Master Lease.

c.	The hours of Operation defined in Section 3 in Appendix-1 of the Master Lease are hereby deleted and replaced by the following new minimum Hours of Operation:

Day                                           Hours                                Lunch
Sunday – Thursday              10 am – 6 pm                     2-3 pm
Friday                                      10 am – 7 pm                     2-3 pm
Saturday                                  10 am – 7 pm                     Open

4. Headings.  The section headings are for convenience of reference only and do not modify or restrict any provisions hereof and shall not be used to construe any provisions.

5. Successors.  This Amendment shall inure to the benefit of and bind the parties hereto and their respective executors, heirs, administrators, successors and assigns to the extent permitted by the Master Relationship Agreement.

6. Full Force and Effect.  Except as expressly modified by this Amendment, the Master Relationship Agreement, as amended  by the First Amendment, and Appendix 1 remain in full force and effect and is ratified by the parties hereto.

7. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.  Facsimile signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written below.

[Signatures are on following page]

Retailer:

WAL-MART STORES EAST, LP

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART STORES, INC.

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART STORES TEXAS, LLC

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART LOUISIANA, LLC

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

Licensee:

CPI Corp.

By:	/s/Renato Cataldo
Name: Renato Cataldo
Title: CEO